ASSIGNMENT OF LICENSE

THIS ASSIGNMENT made this 10th day of March 1998, by and between Gemma Global, Inc. and ("Assignor"), and Global International, Inc. ("Assignee"):

WITNESSETH, that for valuable consideration in hand paid by the Assignee to the Assignor, receipt of which is hereby acknowledged, the Assignor hereby assigns and transfers to the Assignee all of his right, title and interest in and to the two licenses from Jennicor, LLC as set forth in (i) the Licence Agreement dated March 15, 1999, whereby Jennicor, LLC granted Gemma Global Inc., rights to the Jennifer Gucci name; and the Licence Agreement dated March 15, 1999, whereby Jennicor, LLC granted Gemma Global Inc., rights to the Gemma Gucci name. Provided, however, no warranties of any kind whatsoever are made incident to this Assignment.

IN WITNESS WHEREOF, intending to be legally bound, the Assignor and Assignee have signed this Assignment on the dates set forth below, with the effect as of the date first above written.


By: /s/ Edward E. Litwak
    -----------------------------
    Edward E. Litwak, President

Date:  9/18/00




/s/ Robert Stulman
----------------------------------------
Robert Stulman, VP-Production, Secretary


Date:  9/18/00